SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

                                                                                                Greene County Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

                                                                                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
........................................................................
                2) Aggregate number of securities to which transaction applies:
.......................................................................
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
.......................................................................
4) Proposed maximum aggregate value of transaction:
........................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

[GREENE COUNTY BANCORP LETTERHEAD]

September 22, 2005

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Greene County Bancorp, Inc. (the “Company”). The Company is the holding company of The Bank of Greene County (the “Bank”), and our common stock is traded on the Nasdaq Small Cap Market under the symbol “GCBC.” The Annual Meeting will be held at the main office of the Company, located at 425 Main Street, Catskill, New York, at 5:30 p.m., New York Time, on Wednesday, October 26, 2005.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Beard Miller Company LLP as the Company’s independent auditors for fiscal year 2006. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and the ratification of the appointment of Beard Miller Company LLP as the Company’s independent auditors.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/: J. Bruce Whittaker
J. Bruce Whittaker
President and Chief Executive Officer

Greene County Bancorp, Inc.
302 Main Street
Catskill, New York 12414
(518) 943-2600

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 26, 2005

Notice is hereby given that the Annual Meeting of Stockholders of Greene County Bancorp, Inc. (the “Company”) will be held at the main office of the Company, located at 425 Main Street, Catskill, New York, on Wednesday, October 26, 2005 at 5:30 p.m., New York Time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.             The election of two directors to the Board of Directors;

2.	The ratification of the appointment of Beard Miller Company LLP as independent auditors for the Company for the fiscal year ending June 30, 2006; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 15, 2005, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 302 Main Street, Catskill, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

                                                                        /s/: Bruce P. Egger
Bruce P. Egger
Secretary
September 22, 2005

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Greene County Bancorp, Inc.
302 Main Street
Catskill, New York 12414
(518) 943-2600

ANNUAL MEETING OF STOCKHOLDERS
October 26, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Greene County Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the main office of the Company, located at 425 Main Street, Catskill, New York, on Wednesday, October 26, 2005, at 5:30 p.m., New York Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 22, 2005.

                                                                                                 REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                                                               VOTING PROCEDURES AND METHODS OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.10 per share, as of the close of business on September 15, 2005 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 4,132,206 shares of common stock issued and outstanding (exclusive of Treasury shares), 2,304,632 of which were held by Greene County Bancorp, M.H.C. (the “Mutual Holding Company”), and 1,827,574 of which were held by stockholders other than the Mutual Holding Company (“Minority Stockholders”). The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the four nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

               As to the ratification of Beard Miller Company LLP as the Company’s independent auditors, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked ABSTAIN.

Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above. If the Mutual Holding Company votes all of its shares in favor of each proposal, the approval of each proposal would be assured.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

                                                                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company’s outstanding shares of common stock, and all directors and executive officers of the Company as a group.

                                                                                                                        Amount of Shares
                                                                                                                       Owned and Nature                     Percent of Shares
        Name and Address of                                                                             of Beneficial                           of Common Stock
          Beneficial Owners                                                                               Ownership (1)                             Outstanding

Principal Stockholders:

Greene County Bancorp, M.H.C.                                                                       2,304,632                                      55.8%
302 Main Street
Catskill, New York 12414

Greene County Bancorp, M.H.C. (2)                                                                                                    2,676,291                                      64.8%
and all Directors and Executive Officers
as a group (11 persons)
________________________________________
(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) With the exception of Arthur Place, CPA, the Company’s executive officers and directors are also executive officers and directors of Greene County Bancorp, M.H.C. Excluding shares held by Greene County Bancorp, M.H.C., the Company’s executive officers and directors beneficially owned an aggregate of 371,659 shares, or 9.0% of the outstanding shares.

                                                                                         PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Bylaws provide that approximately one-third of the Company’s directors are to be elected annually. Directors of the Company are generally elected to serve for three-year periods and until their respective successors have been elected and qualified. Two Directors will be elected at the Annual Meeting. The Board of Directors has nominated as directors Dennis R. O’Grady and Martin C. Smith, each to serve for a three-year period and until his successor has been elected and qualified. Each of the nominees is currently a member of the Board of Directors.

The table below sets forth certain information as of September 15, 2005 regarding the composition of the Company’s Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Name (1)	Age (4)	Positions Held	Director Since (2)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date (3)	Percent of Class

NOMINEES

Dennis R. O’Grady	65	Director	1981	2005	51,520 (5)	1.25%
Martin C. Smith	60	Director	1993	2005	58,631 (5)	1.42%

DIRECTORS CONTINUING IN OFFICE

J. Bruce Whittaker	62	Director, President and Chief Executive Officer	1987	2006	92,300 (5)	2.23%
Charles H. Schaefer	53	Director	2003	2006	25,017	0.61%
Walter H. Ingalls	75	Chairman of the Board	1966	2007	11,900 (5)	0.29%
Paul Slutzky	57	Director	1992	2007	34,340 (5)	0.83%
David H. Jenkins, DVM	54	Director	1996	2007	36,923 (5)	0.89%
Arthur Place, CPA	62	Director	2004	2006	—	—

All directors and executive officers as a group (11 persons)					371,659 (6)	8.99%

(1) The mailing address for each person listed is 302 Main Street, Catskill, New York 12414. With the exception of Arthur Place, each of     the persons listed is also a director of Greene County Bancorp, M.H.C., which owns the majority of the Company’s issued and outstanding shares of common stock.
(2) Except with regard to Directors Schaefer and Place, reflects initial appointment to the Board of Trustees of the mutual predecessor to The Bank of Greene County.
(3) See definition of “beneficial ownership” in the table “Security Ownership of Certain Beneficial Owners.”
(4) As of September 15, 2005.
(5) Includes shares subject to options which are currently exercisable, as follows: Messrs. Ingalls 4,384, Slutzky 5,400, Jenkins 3,240, O’Grady 1,080, Smith 3,240, and Whittaker 28,800.
(6) Includes 23,226 shares of common stock allocated to the accounts of executive officers under the ESOP and excludes the remaining 122,920 shares of common stock, or 2.97% of the shares of common stock outstanding, owned by the ESOP for the benefit of employees of The Bank of Greene County. Under the terms of the ESOP, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

The principal occupation during the past five years of each director, nominee for director and executive officer of the Company is set forth below. All such persons have held their present positions for five years unless otherwise stated.

J. Bruce Whittaker is President and Chief Executive Officer of the Company, and has served in that position since its formation in 1998. He is also President and Chief Executive Officer of The Bank of Greene County (the “Bank”), and has served in that position since 1987. Mr. Whittaker has been affiliated with the Bank in various capacities since 1972. Mr. Whittaker was appointed to the Board of Trustees of the Bank in 1987.

Walter H. Ingalls is the Chairman of the Board. Mr. Ingalls is retired. Prior to his retirement, Mr. Ingalls was the President of the GNH Lumber Co., a lumber company located in Norton Hill, New York.

Paul Slutzky is the General Manager of I. & O. A. Slutzky Constr. Co., a construction company located in Hunter, New York.

David H. Jenkins, DVM is a veterinarian and the owner of Catskill Animal Hospital, Catskill, New York.

Dennis R. O’Grady is a pharmacist and the former co-owner of Mikhitarian Pharmacy located in Catskill, New York.

Martin C. Smith is currently consultant to Main Bros. Oil Co., Inc., and is the former owner of R.E. Smith Fuel Company, which was purchased by Main Bros. Oil Co., Inc., located in Albany, New York.

Charles H. Schaefer is a partner of the law firm, Deily & Schaefer, Catskill, New York.

Arthur Place, CPA is a Senior Partner of Arthur Place & Co., an accounting firm located in Albany, New York.

Executive Officers of the Company who are not Directors

Bruce P. Egger is Senior Vice President and Secretary of the Company, and has served in that position since its formation in 1998. Mr. Egger also serves as Senior Vice President and Secretary of the Bank, and has been affiliated with the Bank in various capacities since 1977. Prior to that time, Mr. Egger worked in the retail trade.

Michelle M. Plummer, CPA has served as Chief Financial Officer of the Company and the Bank since May 1999 and Chief Financial Officer and Treasurer since January 2002. Prior to that time, Ms. Plummer held positions as a Senior Accountant with KPMG LLP and as a Bank Examiner with the Federal Reserve Bank of New York.

Stephen E. Nelson was promoted to Senior Vice President of the Company in 2001 and has served in various capacities with the Bank since 1988.

Ownership Reports by Officers and Directors

The common stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company’s common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports for the fiscal year ended June 30, 2005.

Board Independence

The Board of Directors has determined that, except for Mr. Whittaker and Mr. Schaefer, each member of the Board is an “independent director” within the meaning of the NASDAQ corporate governance listing standards. Mr. Whittaker is not considered independent because he is an executive officer of the Company. Mr. Schaefer is not considered independent because he is a partner in the law firm, Deily & Schaefer, from which the Company uses various services in the normal course of business.

Meetings and Committees of the Board of Directors

General. The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees include the Executive, Nominating and Audit Committees. During the year ended June 30, 2005, the Board of Directors held twelve regular meetings and no special meetings. No member of the Board or any committee thereof attended fewer than 75% of said meetings. Executive sessions of the independent directors are held on a regularly scheduled basis, including seven during fiscal year 2005.

Executive Committee. The Executive Committee consists of the entire Board of Directors. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee did not meet during the fiscal year ended June 30, 2005.

Nominating Committee. The Nominating Committee consists of Directors O’Grady, Smith, Ingalls, Jenkins, and Slutzky. Each member of the Nominating Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee, which is available at the Company’s website at www.thebankofgreenecounty.com. The Committee met one time during the fiscal year ended June 30, 2005.

The functions of the Nominating Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership;

•	to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

•	to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with the Company’s;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

Finally, the Nominating Committee will take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 302 Main Street, Catskill, New York 12414. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•
the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

•	a statement detailing any relationship between the candidate and the Company;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals.”

Stockholder Communications with the Board. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 302 Main Street, Catskill, New York 12414, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

The Audit Committee. The Audit Committee consists of Directors Ingalls, Jenkins, O’Grady, Slutzky and Place. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that Arthur Place qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating a firm of independent certified public auditors to audit the Company’s annual financial statements;

•	in consultation with the independent auditors and the internal auditor, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

•	approving the scope of the audit in advance;

•	reviewing the financial statements and the audit report with management and the independent auditors;

•	considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor’s independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•	approving all engagements for audit and non-audit services by the independent auditors; and

•	reviewing the adequacy of the audit committee charter.

The Audit Committee met five times during the fiscal year ended June 30, 2005. The Audit Committee reports to the Board on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is available at the Company’s website at www.thebankofgreenecounty.com.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2005;

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•
Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence. In addition, the Audit Committee approved the appointment of Beard Miller Company LLP as the Company’s independent auditors for the fiscal year ending June 30, 2006, subject to the ratification of the appointment by the stockholders.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                 This report has been provided by the Audit Committee:

                                                                               Walter H. Ingalls
David H. Jenkins, DVM
Dennis R. O’Grady
Arthur Place, CPA
Paul Slutzky

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company’s website at www.thebankofgreenecounty.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website.

Compensation Committee Interlocks and Insider Participation

The independent directors of the Company, consisting of every director except for J. Bruce Whittaker and Charles H. Schaefer, meet in executive session to determine the salaries to be paid each year to the officers of the Company.

Directors’ Compensation

Directors of The Bank of Greene County (other than the Chairman) receive an annual retainer of $18,000 and a fee of $1,000 per Board meeting. The Chairman receives an annual retainer of $21,000 and a fee of $1,000 per Board meeting. No separate compensation is currently paid to directors for service on the Board of the Company. Directors of the Bank and the Company who are also employees of the Bank and the Company are not entitled to receive Board fees. For the year ended June 30, 2005, the Bank paid a total of $185,000 in director fees.

Directors are eligible to participate in the 2000 Stock Option Plan and the 2000 Recognition and Retention Plan. On March 28, 2000, each outside director serving at that time was granted a non-qualified stock option to purchase 5,400 (reflective of 2-for-1 stock split effective May 31, 2005) shares of common stock. All granted options vest at the rate of 20% per year over a five-year period and will become immediately exercisable upon the director’s death, disability, normal retirement, or following a change in control of the Company or the Bank. The options must be exercised within 10 years from the date of grant, and the exercise price of the options must be at least 100% of the fair market value of the underlying common stock at the date of grant.

On March 28, 2000, restricted stock awards for 3,200 (reflective of 2-for-1 stock split effective May 31, 2005) shares of common stock were granted to each outside director serving at that time. These awards are also scheduled to vest in 20% increments over a five-year period beginning on the grant date, with accelerated vesting to occur in the event of the director’s death, disability, normal retirement, or following a change in control of the Company or the Bank.

Executive Compensation

The following table sets forth for the years ended June 30, 2005, 2004 and 2003, certain information as to the total remuneration paid by the Company to Mr. Whittaker, the Company’s President and Chief Executive Officer; Mr. Egger, the Company’s Senior Vice President and Secretary; and Mrs. Plummer, the Company’s Chief Financial Officer and Treasurer. These are the only officers with cash based compensation in excess of $100,000 during the year ended June 30, 2005.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Fiscal Years Ended June 30,	Annual Compensation(1)			Long-Term Compensation Awards			All Other Compensation $(2)
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Options/ SARs (#)(3)	Payouts
J. Bruce Whittaker, President and Chief Executive Officer	2005 2004 2003	217,500 202,500 190,000	25,200 15,600 —	— — —	— — —	— — —	— — —	7,516 7,200 6,800
Bruce P. Egger, Senior Vice President	2005 2004	102,500 97,750	12,000 7,640	— —	— —	— —	— —	4,651 4,500
Michelle Plummer, Chief Financial Officer and Treasurer	2005 2004	105,000 96,500	12,000 7,440	— —	— —	— —	— —	4,726 4,400

(1) The Bank also provides each qualifying employee, including Mr. Whittaker, life insurance equal to twice the employee’s salary. The aggregate value of this benefit to Mr. Whittaker did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such officer. The maximum benefit to be received is $130,000.
(2) Consists of the Bank’s contribution to the Bank’s 401(k) Plan and reimbursement of social security and medicare tax associated with MRP shares on behalf of Mr. Whittaker, Mr. Egger and Mrs. Plummer.
(3) The options held by Mr. Whittaker, Mr. Egger and Mrs. Plummer vested in equal installments at the rate of 20% per year from the date of grant. The exercise price of such options is $3.9375 (the fair market value of the underlying shares on the date of grant adjusted for the 2-for-1 stock split effective May 31, 2005).

Benefits

Employment Agreement. The Bank has entered into an employment agreement with its President and Chief Executive Officer, J. Bruce Whittaker. The agreement has a term of 36 months. On each anniversary date, the agreement may be extended for an additional twelve months, so that the remaining term will be 36 months. If the agreement is not renewed, the agreement will expire 36 months following the anniversary date. Under the agreement, the current Base Salary for Mr. Whittaker (as defined in the agreement) is $225,000. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in retirement plans and other employee and fringe benefits applicable to executive personnel. In addition to the above, the Bank will provide Mr. Whittaker and his dependents with continuing health care coverage upon Mr. Whittaker’s retirement or other termination of employment after attainment of age 55 with 25 years of service, in substantially the same amount as provided to Mr. Whittaker and his dependents prior to the termination of his employment. Such coverage, which will survive the termination or expiration of the agreement, will cease upon Mr. Whittaker’s attainment of age 65. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive’s employment for reasons other than disability, retirement, or for cause, or in the event of the executive’s resignation from the Bank (such resignation to occur within the period or periods set forth in the employment agreement) upon (i) failure to re-elect the executive to his current offices, (ii) a material change in the executive’s functions, duties or responsibilities, or relocation of his principal place of employment by more than 30 miles, (iii) liquidation or dissolution of the Bank or the Company, (iv) a breach of the agreement by the Bank, or (v) following a change in control of the Bank or the Company, the executive, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to three times the highest Base Salary and the highest bonus paid during any of the last three years. Mr. Whittaker would receive an aggregate of $700,200 pursuant to his employment agreement upon a change in control of the Bank or the Company, based upon his current level of compensation. The Bank would also continue the executive’s life, dental and disability coverage for 36 months from the date of termination, and would continue his health coverage until Mr. Whittaker attains age 65 (as discussed above). In the event the payments to the executive would include an “excess parachute payment” as defined by Code Section 280G (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

Under the agreement, the executive’s employment may be terminated upon his retirement in accordance with any retirement policy established on behalf of the executive and with his consent. Upon the executive’s retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive’s disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay him his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive’s death, the Bank will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year. The employment agreement provides that, following his termination of employment, the executive will not compete with the Bank for a period of one year.

Defined Contribution Plan.  The Bank has adopted The Bank of Greene County Employees’ Savings & Profit Sharing Plan and Trust (the “Plan”) in order to permit the investment of Plan assets in common stock of the Company. Employees are eligible to join the Plan on the first of the month following completion of three months of continuous employment (during which 250 hours are completed). The first year eligibility period runs from the date of hire to the anniversary of such date. If an employee does not satisfy the eligibility requirements during such period then the next eligibility period shall be the calendar year. Employees are eligible to contribute, on a pre-tax basis, up to 25% of their eligible salary, in increments of 1%. The Bank will make a matching contribution equal to 50% of a member’s contributions on up to 6% of a member’s compensation after one year of continuous service. In addition, the Bank may make an additional discretionary contribution allocated among members’ accounts on the basis of compensation. All employee contributions and earnings thereon under the Plan are at all times fully vested. A member vests in employer matching and discretionary contributions at the rate of 20% per year beginning in the second year of employment and continuing until the member is 100% vested after six years of employment. Employees are entitled to borrow, within tax law limits, from amounts allocated to their accounts.

Plan benefits will be paid to each member in a lump sum or in equal payments over a fixed period upon termination, disability or death. In addition, the Plan permits employees to withdraw salary reduction contributions prior to age 59-1/2 or termination in the event the employee suffers a financial hardship. In certain circumstances, the Plan permits employees to withdraw the Bank’s matching contributions to their accounts. The Plan permits employees to direct the investment of their own accounts into various investment options.

At December 31, 2004, the market value of the Plan trust fund was approximately $2.6 million. The total contribution (i.e., both the employee and Bank contributions) to the Plan for the Plan year ended December 31, 2004, was approximately $293,000.

Defined Benefit Pension Plan. The Bank maintains the Financial Institutions Retirement Fund, which is a qualified, tax-exempt defined benefit plan (the “Retirement Plan”). All employees age 21 or older who have worked at the Bank for a period of one year in which they have 1,000 or more hours of service are eligible for membership in the Retirement Plan. Once eligible, an employee must have been credited with 1,000 or more hours of service with the Bank during the year in order to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act (“ERISA”).

The regular form of all retirement benefits (i.e., normal, early or disability) is a life annuity with a guaranteed term of 10 years. For a married participant, the normal form of benefit is a joint and survivor annuity where, upon the participant’s death, the participant’s spouse is entitled to receive a benefit equal to the commuted value of such unpaid installments paid in lump sum. Either the member or beneficiary may elect to have this benefit paid in the form of installments. Where death occurs prior to a member’s benefit commencement, in no event shall the death benefit be less than the amount payable under the lump sum settlement options. An optional form of benefit may be selected instead of the normal form of benefits. These optional forms include various annuity forms as well as a lump sum payment after age 55. Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity.

The normal retirement benefit payable at or after age 65, is an amount equal to 1.5% multiplied by years of benefit service (not to exceed 30) times average compensation based on the average of the five years providing the highest average. A reduced benefit is payable upon retirement at age 55 at or after completion of five years of service. A member is fully vested in his account upon completion of five or more years of employment or upon attaining normal retirement age.

The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2003, expressed in the form of a single life annuity for the average salary and benefit service classifications specified below.

Highest Five-Year
      Average   Years of Service and Benefit Payable at Retirement(1)
Compensation          15                                    20             25       30
                              $ 50,000               $11,300      $15,000                     $18,800                    $22,500
                              $ 75,000                                                 16,900                             22,500                        28,100                    $33,800
                             $100,000                 22,600       30,000                        37,500                     45,000
                             $125,000                                                 28,100                            37,500                       46,900                      56,300
                             $150,000                 33,800                            45,000                       56,300                      67,500
                             $175,000                 39,400                            52,500                       65,600                      78,800
                             $200,000                 45,000                            60,000                       75,000                      90,000
                             $225,000                                                50,600                             67,500                       84,400                    101,300

(1)	No additional credit is received for years of service in excess of 30; however, increases in compensation after 30 years will generally cause an increase in benefits.

As of June 30, 2005, Mr. J. Bruce Whittaker, Mr. Bruce P. Egger and Mrs. Michelle Plummer had 33 years, 29 years and 5 years of credited service (i.e., benefit service), respectively, under the Retirement Plan.

Employee Stock Ownership Plan and Trust. The Bank has established an Employee Stock Ownership Plan and Related Trust (“ESOP”) for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Code. Persons who have been employed by the Bank for 12 months during which they worked at least 1,000 hours and who have attained age 21, are eligible to participate. The ESOP has borrowed funds from the Company and has purchased or been issued a total of 72,760 shares of common stock. An additional 7,276 shares were issued to the ESOP as a result of the 10% stock dividend effective August 1999. Accordingly, the ESOP originally owned 80,036 shares in total. The ESOP owned 146,146 shares as of June 30, 2005 (reflective of the 2-for-1 stock split effective on May 31, 2005). When fully vested employees retire or leave the Company they may take from the ESOP their portion of allocated shares or cash; as a result of this, the overall number of shares remaining in the Plan has decreased. The common stock held by the ESOP is collateral for the loan. The loan will be repaid principally from the Bank’s contributions to the ESOP over a period of up to ten years. The interest rate for the loan is a floating rate equal to the Prime Rate as published in The Wall Street Journal from time to time. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan will be allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become vested after five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. The Company’s contributions to the ESOP will not be fixed, so benefits payable under the ESOP cannot be estimated.

A committee consisting of Walter Ingalls, David Jenkins, Dennis O’Grady and Paul Slutzky administers the ESOP. The ESOP also has an unrelated corporate trustee who is appointed as a fiduciary responsible for administration of the ESOP assets and who votes the ESOP shares. The committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee generally will vote all shares of common stock held by the ESOP in accordance with the written instructions of the committee. In certain circumstances, however, the ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares and shares held in the suspense account in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the allocated stock, subject to and in accordance with the fiduciary duties under ERISA owed by the ESOP trustee to the ESOP participants. Under ERISA, the Secretary of Labor is authorized to bring an action against the ESOP trustee for the failure of the ESOP trustee to comply with its fiduciary responsibilities.

Stock Option Plan. The Board of Directors of the Company adopted the 2000 Stock Option Plan, which has been approved by the stockholders. Certain directors, officers and employees of the Bank and the Company are eligible to participate in the Stock Option Plan. The Stock Option Plan is administered by a committee of outside directors (the “Committee”). The Stock Option Plan authorizes the grant of stock options to purchase 181,898 (reflective of the 2-for-1 stock split effective on May 31, 2005) shares of common stock. The Stock Option Plan provides, among other things, for the grant of options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code, and options that do not so qualify (“nonstatutory options”). Options must be exercised within 10 years from the date of grant. The exercise price of the options must be at least 100% of the fair market value of the underlying common stock at the time of the grant.

Set forth below is information relating to options granted under the Stock Option Plan to the named executive officers during the year ended June 30, 2005.

OPTION GRANTS IN LAST FISCAL YEAR
Individual Grants
Name	Options Granted	Percent of Total Options Granted to Employees in FY 2004	Exercise or Base Price	Expiration Date	Grant Date Present Value
J. Bruce Whittaker	—	N/A	N/A	N/A	N/A
Bruce P. Egger	—	N/A	N/A	N/A	N/A
Michelle Plummer	—	N/A	N/A	N/A	N/A

Set forth below is certain information concerning options outstanding to the named executive officers at June 30, 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
Name	Shares Acquired Upon Exercise	Value Realized	Number of Unexercised Options at Fiscal Year-End	Value of Unexercised In-The-Money Options at Year-End (1)
			Exercisable/Unexercisable (#)	Exercisable/Unexercisable ($)
J. Bruce Whittaker	N/A	$ N/A	28,800/—	$399,528/$—
Bruce P. Egger	N/A	$ N/A	12,000/—	$166,470/$—
Michelle Plummer	N/A	$ N/A	12,000/—	$166,470/$—
____________________________________
(1)
Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on June 30, 2005, at which date the most recent sales price of the common stock as reported on the Nasdaq SmallCap Market was $17.81.

Transactions with Certain Related Persons

All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm’s-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of the independent directors of the Company not having any interest in the transaction.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Bank’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

                                                            PROPOSAL 2—RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee of the Board of Directors of the Company has approved the engagement of Beard Miller Company LLP to be the Company’s auditors for the 2006 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Beard Miller Company LLP for the Company’s fiscal year ending June 30, 2006. A representative of Beard Miller Company LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

On August 16, 2005, the Audit Committee approved the dismissal of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, upon completion of services related to the audit of the June 30, 2005 financial statements. Also on August 16, 2005, the Audit Committee of the Company engaged Beard Miller Company LLP as the Company’s new independent registered public accounting firm for fiscal year 2006. During the two fiscal years ended June 30, 2005 and 2004 and through the date of the dismissal of PricewaterhouseCoopers LLP, the Company did not consult with Beard Miller Company LLP regarding any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The audit reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the years ended June 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 2005 and 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers LLP 's satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with its reports, nor, during the two fiscal years ended June 30, 2005 and 2004 were there any other reportable events which would otherwise require disclosure under SEC Regulation S-K Item 304(a)(1)(v).

Set forth below is certain information concerning aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered during fiscal years 2005 and 2004. The Company was not billed by Beard Miller Company LLP for professional services rendered during fiscal years 2005 and 2004.

Audit Fees. During the past two fiscal years the fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements and for the review of the Company’s Forms 10-QSB were $95,650 for 2005 and $83,400 for 2004.

Audit-Related Fees. During the past two fiscal years there were no aggregate fees billed for professional services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit.

Tax Fees. During the past two fiscal years the fees billed for professional services by PricewaterhouseCoopers LLP for tax services were $17,300 for 2005 and $18,200 for 2004.

All Other Fees. There were no aggregate fees billed to the Company by PricewaterhouseCoopers LLP that are not described above during the past two fiscal years.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its auditors. The Audit Committee concluded that performing such services in fiscal 2005 did not affect the auditors’ independence in performing their function as auditors of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. All of fees paid in the audit related, tax and all other categories were approved per the pre-approval policies.

In order to ratify the selection of Beard Miller Company LLP as the independent auditors for the 2006 fiscal year, the proposal must receive at least a majority of the votes cast “FOR” or “AGAINST”, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of Beard Miller Company LLP, as independent auditors for the 2006 fiscal year.

                                                                                             STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 302 Main Street, Catskill, New York 12414, no later than May 25, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                                                                                        OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

                                            ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

The date on which the next Annual Meeting of Stockholders is expected to be held is October 25, 2006. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2006 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than July 25, 2006.

                                                                                                        MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

The Company’s 2005 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2005, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO BRUCE P. EGGER, CORPORATE SECRETARY, GREENE COUNTY BANCORP, INC., 302 MAIN STREET, CATSKILL, NEW YORK 12414, OR CALL AT 518-943-2600.

BY ORDER OF THE BOARD OF DIRECTORS

                                                                                    /s/: Bruce P. Egger
Bruce P. Egger
Corporate Secretary
Catskill, New York
September 22, 2005

REVOCABLE PROXY

GREENE COUNTY BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
October 26, 2005

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Company’s main office, located at 425 Main Street, Catskill, New York on October 26, 2005, at 5:30 p.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	VOTE WITHHELD
(except as marked to the contrary below)
         1.   The election as directors of all nominees listed below, each to serve for a three-year term.

Dennis R. O’Grady
Martin C. Smith

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

	☐	☐
	FOR	AGAINST	ABSTAIN
2. The ratification of Beard Miller Company LLP as the Company's independent auditors for the fiscal year ending June 30, 2006.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposal 1 and Proposal 2.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated September 22, 2005, and audited financial statements.

Dated: _________________________                                                   ☐         Check Box if You Plan
to Attend Annual Meeting

_______________________________             ___________________________________
PRINT NAME OF STOCKHOLDER    PRINT NAME OF STOCKHOLDER

_______________________________              ___________________________________
SIGNATURE OF STOCKHOLDER       SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

                                                   Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.